UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2020 (February 6, 2020)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	SBFG	The NASDAQ Stock Market, LLC
7,812,418 Outstanding at February 7, 2020		(NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On February 7, 2020, SB Financial Group, Inc., an Ohio corporation (the “Company”) issued a press release regarding the matters described in Item 8.01 of this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is an investor presentation dated February 7, 2020, that will be used by the Company in its presentation regarding the matters described in Item 8.01 of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On February 6, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Edon Bancorp, Inc. (“Edon”), The Edon State Bank Company (“Edon State Bank”), Edon’s subsidiary bank, State Bank and Trust Company (“State Bank and Trust”), the Company’s subsidiary bank, and Garden Acquisition Co. (“Merger Sub”), a wholly owned subsidiary of the Company, pursuant to which the Company will acquire Edon.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of each party, (i) Merger Sub will merge with and into Edon, with Edon surviving as a wholly-owned subsidiary of the Company (the “Merger”); (ii) immediately thereafter, Edon will liquidate and dissolve into the Company; and (iii) immediately following, Edon State Bank will merge with and into State Bank and Trust, with State Bank and Trust surviving.

Under the terms of the Merger Agreement, each outstanding share of Edon common stock will be converted into the right to receive $103.50 in cash, for a transaction valued in aggregate at approximately $15.5 million.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Edon, and is expected to close in the second quarter of 2020.

Concurrently with entering into the Merger Agreement, the Company entered into Voting Agreements with each of the directors and certain shareholders of Edon, pursuant to which such directors and shareholders agreed to vote their shares of Edon common stock in favor of the Merger.

If the Merger is not consummated under specified circumstances, each party may be required to pay the other party a termination fee of $465,000.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Edon will distribute a proxy statement to its shareholders in connection with a special meeting of shareholders to be called and held for the purposes of voting on approval of the transaction and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE PROPOSED TRANSACTION, EDON BANCORP’S, INC.’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ITS EXHIBITS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EDON BANCORP, INC. AND THE PROPOSED TRANSACTION. Copies of the proxy statement will be mailed to all shareholders prior to the special meeting. Shareholders and investors may obtain additional free copies of the proxy statement when it becomes available by directing a request by telephone or mail to Edon Bancorp, Inc., 101 North Michigan Street, Edon, OH 43518.

Participants in Solicitation

Edon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Edon in connection with the special meeting of shareholders. Information about the directors and executive officers of Edon will appear in its proxy statement. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement for the special meeting of shareholders when it becomes available.

Forward Looking Statements

This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. Readers should not place undue reliance on such forward-looking statements, which speak only as of the date made. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the Merger Agreement in a timely manner or at all; (2) failure of the shareholders of Edon to approve the Merger Agreement; (3) failure to obtain governmental approvals for the merger; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the business following the proposed merger; (6) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize; (7) changes in general business, industry or economic conditions or competition; (8) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (9) adverse changes or conditions in the capital and financial markets; (10) changes in interest rates or credit availability; (11) changes in the quality or composition of loan and investment portfolios; (12) adequacy of loan loss reserves and changes in loan default and charge-off rates; (13) increased competition and its effect on pricing, spending, third-party relationships and revenues; (14) loss of certain key officers; (15) continued relationships with major customers; (16) deposit attrition, necessitating increased borrowings to fund loans and investments; (17) rapidly changing technology; (18) unanticipated regulatory or judicial proceedings and liabilities and other costs; (19) changes in the cost of funds, demand for loan products or demand for financial services; and (20) other economic, competitive, governmental or technological factors affecting operations, markets, products, services and prices.

The foregoing list should not be construed as exhaustive, the Company and Edon undertake no obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 7, 2020.

99.2	Investor Presentation, dated February 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SB FINANCIAL GROUP, INC.

February 7, 2020	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer

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